UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C., 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2024

EZFILL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40809	84-4260623
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

67 NW 183rd Street, Miami, Florida 33169

(Address of principal executive offices, including Zip Code)

305-791-1169

(Registrant’s telephone number, including area code)

2999 NE 191st Street, Ste 500, Aventura Florida 33180

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	EZFL	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 22, 2024, EzFill Holdings, Inc. (the “Company”) and NextNRG Holding Corp. (formerly Next Charging, LLC) (“Next”) entered into a letter agreement whereby the Next agreed that all of the notes owed by the Company to Next shall not become due and payable upon the successful completion of the Company’s public offering as contemplated under the Form S-1 filed with the SEC in relation to such public offering. The Company and Next agreed that instead of the notes becoming due and payable upon completion of such public offering by the Company, the notes shall continue to be extended by two-month periods until such time as Next provides notice pursuant to such notes.

Michael Farkas is the chief executive officer and the controlling shareholder of Next (the “CEO”). The CEO is also the beneficial owner of approximately 20% of the Company’s issued and outstanding common stock. Additionally and as previously reported on a Current Report on Form 8-K that was filed with the Securities and Exchange Commission on August 16, 2023, on August 10, 2023, and on November 8, 2023, the Company, the members of Next (a limited liability company at the time of such filings) and the CEO (the managing member of Next at the time), as an individual and also as the representative of the members of Next, entered into an Exchange Agreement (the “Exchange Agreement”), pursuant to which the Company agreed to acquire from such members of Next 100% of the membership interests of Next in exchange for the issuance by the Company to the members of Next of shares of common stock, par value $0.0001 per share, of the Company. Upon consummation of the transactions contemplated by the Exchange Agreement (the “Closing”), Next will become a wholly-owned subsidiary of the Company. As of the date of this Current Report on Form 8-K, the Closing has not occurred.

The information set forth above is qualified in its entirety by reference to the Note, which is incorporated herein by reference and attached hereto as Exhibit 10.1.

Item 3.02. Unregistered Sales of Equity Securities.

To the extent required by this Item 3.02, the information contained in Item 1.01 is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Letter Agreement dated May 22, 2024 between EzFill Holdings, Inc. and NextNRG Holding Corp.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 29, 2024

EZFILL HOLDINGS, INC.

By:	/s/ Yehuda Levy
Name:	Yehuda Levy
Title:	Interim Chief Executive Officer